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                                                                   Exhibit 10.06

                       AMENDMENT TO CONSULTING AGREEMENT


     This agreement to amend ("Amendment") that Consulting Agreement entered into June 1, 1996 ("Consulting Agreement") by and between Roper Industries, Inc. ("Roper") and G. L. Ohrstrom & Co., a New York partnership the successor in interest to which is G. L. Ohrstrom & Co., Inc., a Delaware corporation ("GLO"), is effective as of the 27th day of April, 1999.


                              W I T N E S S E T H:

     WHEREAS, under the Consulting Agreement GLO was retained to provide consulting services to Roper for an initial term of three (3) years and thereafter for successive automatic renewal periods of one-year each subject to certain notice provisions; and

     WHEREAS, Roper and GLO have, in their mutual best interests, agreed that the term of the Consulting Agreement should be extended through December 31, 1999 and thereupon should terminate subject to no renewal periods;

     NOW, THEREFORE, pursuant to Section 12 of the Consulting Agreement, Roper and GLO agree that the Consulting Agreement is amended as follows:

     Section - 2 Term of the Consulting Agreement is hereby deleted and the
                 ----
following substituted therefore.

          Section 2  Term.  Unless otherwise terminated as provided herein,
                     ----
          the term of this agreement shall commence on June 1, 1996 and shall continue in full force and effect through December 31, 1999, after which there shall be no renewal or extension hereof by or for either party.


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                              ROPER INDUSTRIES, INC.,
                                               a Delaware corporation

                                              By: /s/  Derrick N. Key
                                                  ---------------------
                                                  Derrick N. Key, President, CEO

                                             G.L. OHRSTROM & CO., INC.
                                              a New York corporation

                                             By:  /s/  Donald G. Calder
                                                  -----------------------
                                                  Donald G. Calder, President

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